UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Adaptive Biotechnologies Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 12, 2020, for Adaptive Biotechnologies Corporation  This communication is not a form of voting and presents only an overview of the more complete proxy materials that are  available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy  materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/ADPT. To submit your proxy  while visiting this site, you will need the 12 digit control number in the box below.  Under Securities and Exchange Commission  rules, proxy materials do not have to be delivered  in paper. Proxy materials can be distributed  by making them available on the Internet.  We have chosen to use these procedures for  our 2020 Annual Meeting and need YOUR  participation.  If you want to receive a paper or e-mail copy of the  proxy materials, you must request one. There is  no charge to you for requesting a copy. In order  to receive a paper package in time for this year’s  annual meeting, please make this request on or  before June 2, 2020.   For a Convenient Way to VIEW Proxy Materials  _ and _  VOTE Online go to: www.proxypush.com/ADPT   Proxy Materials Available to View or Receive:  1. Proxy Statement 2. Annual Report on Form 10-K  Printed materials may be requested by one of the following methods:   *E-MAIL  paper@investorelections.com   INTERNET  www.investorelections.com/ADPT   TELEPHONE  (866) 390-5390  * If requesting material by e-mail, please send  a blank e-mail with the 12 digit control number  (located below) in the subject line. No other  requests, instructions or other inquiries should be  included with your e-mail requesting material.   You must use the 12 digit control number  located in the shaded gray box below.  ACCOUNT NO.  SHARES  Adaptive Biotechnologies Corporation Notice of Annual Meeting  Date: Friday, June 12, 2020  Time: 9:00 a.m. (Pacific Time)  Place: Annual Meeting to be held live via the Internet at  www.proxypush.com/ADPT– please visit www.proxypush.com/ADPT  to register to attend the Annual Meeting.   The purpose of the Annual Meeting is to take action on the following proposals:  The Board of Directors recommends that you vote “FOR” the following:  1. Election of Directors   Nominees 01 David Goel   02 Robert Hershberg, PhD, MD   03 Andris Zoltners, PhD   2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending  December 31, 2020.